Exhibit 13.1

CERTIFICATION OF ROBERT JOSEPH, CHIEF EXECUTIVE OFFICER OF
PARNELL PHARMACEUTICALS HOLDINGS LTD PURSUANT TO SECTION 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Parnell Pharmaceuticals Holdings Ltd (the “Company”) on Form 20-F for the year ending December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies that to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Joseph
Name:	Robert Joseph
Title:	Chief Executive Officer